SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                       Pre-Effective Amendment No.                        [ ]

                       Post-Effective Amendment No. 6                     [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                       Amendment No. 6                                    [X]

                        THE AMERISTOCK MUTUAL FUND, INC.
               (Exact name of registrant as specified in charter)


                     P.O. Box 6919, Moraga, California 94570
                    (Address of principal executive offices)

                  Registrant's Telephone Number: (925) 376-3490


                               Nicholas D. Gerber
                        The Ameristock Mutual Fund, Inc.
                     P.O. Box 6919, Moraga, California 94570
                     (Name and address of agent for service)

                                    Copy to:

                             Michael J. Meaney, Esq.
                  McDonald, Hopkins, Burke & Haber Co., L.P.A.
     2100 Bank One Center, 600 Superior Avenue, East, Cleveland, Ohio 44114


  It is proposed that this filing will become effective (check appropriate box)

                   immediately upon filing pursuant to paragraph (b)
             -----
               X   on October 31, 2000 pursuant to paragraph (b)
             -----
                   60 days after filing pursuant to paragraph (a)
             -----
                   on (date) pursuant to paragraph (a) of Rule 485
             -----
                   75 days after filing pursuant to paragraph (a)(2) of Rule 485
             -----
                   on (date) pursuant to paragraph (a)(2) of Rule 485
             -----

                                   Prospectus

                          Ameristock Mutual Fund, Inc.
                                  P.O. Box 6919
                                Moraga, CA 94570
                                 (800) 394-5064
                               www.ameristock.com



           Investment Objective:                Long-Term Total Return
           Minimum Investment:                  $1,000
           Sales Charge:                        None, 100% No-Load
           12(b)1 Fee:                          None
           Exit or Redemption Fee:              None




     Ameristock Mutual Fund, Inc. (the "Fund") is a mutual fund with an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities.

     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




                                October 31, 2000

                                TABLE OF CONTENTS




Risk/Return Summary.............................................................

Fees and Expenses of the Fund...................................................

Financial Highlights............................................................

How to Buy Shares...............................................................

How to Redeem Shares............................................................

Net Asset Value.................................................................

Investment Management...........................................................

Dividends and Taxes.............................................................

Other Information...............................................................

                               RISK/RETURN SUMMARY


Investment Objective

         The Fund's investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities.


Principal Investment Strategies

         The Fund pursues its investment objective principally by investing in common stock of large capitalization companies headquartered in the United
States. Generally, a large capitalization company is one with a market capitalization of at least $15 billion. To achieve the current income component of the Fund's investment objective, the Fund invests primarily in companies which pay dividends.

         The Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other large capitalization companies will be considered attractive investments. However, to a lesser extent the Fund will often also invest in large capitalization "growth" stocks in order to be represented in that portion of the stock market. The Fund will sell a stock when the Fund's investment adviser decides that it no longer meets the investment criteria described above.

         Under normal conditions, the Fund will invest at least 80% of the value of its total assets in accordance with the investment strategies described above. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. If the Fund does so, the Fund may not achieve its investment objective.

Principal Risks

         Investment in the Fund is subject to the following principal risks:

!        The value of securities in the Fund's portfolio will go up and down.
         Consequently, the Fund's share price may decline and you could lose money.

! The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

! Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

! There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing.

! "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

! An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

         Bar Chart and Performance Table

         The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for a one-year period and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

(Graph Omitted)

         High and Low Quarterly Returns. During the life of the Fund, the highest return for a quarter was 19.1% (quarter ending December 31, 1998) and the lowest return for a quarter was -8.2% (quarter ending September 30, 1999).


Average Annual Total Returns              Past           Life
(for the periods ending                   One Year       of Fund*
December 31, 1999)

Ameristock Mutual Fund, Inc.               2.7%          23.9%

Standard & Poor's 500 Index               21.0%          25.7%

*Since inception date of August 31, 1995.

                          FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases            None
         Maximum Deferred Sales Charge (Load)                        None
         Redemption Fee                                              None(1)


Annual Fund Operating Expenses
         (expenses that are deducted from Fund assets)

         Management Fees                                              1.00%
         Distribution (12b-1) Fees                                    0.00%
         Other Expenses                                               0.00%
         Total Annual Fund Operating Expenses                         1.00%

------------------------------

1        A fee of $20.00 is charged for each wire redemption.

         Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 year               3 years               5 years               10 years
   ------               -------               -------               --------

    $100                 $315                  $553                  $1,258

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information with respect to the fiscal years ended June 30, 2000, June 30, 1999 and June 30, 1998 has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.

                                              Fiscal Year     Fiscal Year    Fiscal Year    Fiscal Year     Period Ended
                                              Ended           Ended          Ended          Ended           June 30, 1996(1)
                                              June 30, 2000   June 30, 1999  June 30, 1998  June 30, 1997
Net Asset Value, Beginning of Period                $38.89      $31.48         $25.06         $19.03          $15.00
Income from Investment Operations
    Net Investment Income                              .55         .44            .41            .52             .43
    Net Gains (Losses) on Securities
       (realized and unrealized)                      3.92        7.41           7.26           5.94            3.78
                                                      ----        ----           ----           ----            ----
    Total from Investment Operation                  35.52       39.33          32.73          25.49           19.21
 Less Distributions

    Dividends (from net investment income)           (.42)       (.22)          (.42)          (.39)           (.18)
    Distributions (from capital gains)               (.34)       (.22)          (.83)          (.04)          ------
                                                     -----       -----          -----          -----          ------
    Total Distributions                              (.76)       (.44)         (1.25)          (.43)           (.18)
    Net Asset Value, End of Period                  $34.76      $38.89         $31.48         $25.06          $19.03
Total Return                                        -8.67%      24.94%         30.61%         33.95%          33.70%

Ratio/Supplemental Data
    Net Assets, End of Period (Millions)            $86.66     $114.14         $12.75          $6.64           $2.23
    Ratio of Expenses to Average
    Net Assets
       Prior to reimbursement                         .99%       0.96%          0.95%          1.06%          0.90%*
       After reimbursement                            .99%       0.94%          0.90%          0.56%           0.00%
    Ratio  of  Net  Income  to  Average  Net         1.51%       1.20%          1.43%          1.89%           1.47%
    Assets
       Prior to reimbursement
       After reimbursement                           1.51%       1.22%          1.48%          2.39%           2.90%
    Portfolio Turnover Rate                         31.13%       9.22%         11.85%         21.48%           7.43%

    (1)   From   inception   of   investment
    activity (8/31/95)

*Annualized




Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                                HOW TO BUY SHARES

         Shares of the Fund are purchased at the net asset value per share (as described in "Net Asset Value" below) next determined after receipt of your investment in proper form as described below. There are no sales charges. The minimum initial investment is $1,000 and minimum subsequent investments (excluding reinvestments of dividends and capital gains) is $100.

         To purchase shares, complete and sign the Application to Buy Shares (or investment stub in the case of a subsequent purchase) and mail it with your check to:

                             Ameristock Mutual Fund
                           Mutual Shareholder Services
                       1301 East Ninth Street- Suite 1005
                              Cleveland, Ohio 44114

         To purchase shares by wire, transmit funds to:

                                Fifth Third Bank
                                ATTN: Trust Dept
                                ABA#: 042-000-314
                          Credit to Acct: 010032393601
                             Ameristock Mutual Fund
                              Acct #
                                    -------------
         Your  investment  will  be  considered  to be in  "proper  form"  if it
includes  a  check  or  wire  funds  transmission   together  with  a  completed
Application to Buy Shares or (in the case of a subsequent purchase) a completed investment stub from a previous purchase or sale confirmation.

         Each investment in the Fund, including dividends and capital gains distributions reinvested in the Fund, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. For reasons of economy and convenience, the Fund will not issue certificates for shares purchased.

         Shares may be purchased or redeemed directly through the Fund or through an investment dealer, bank or other institution. The Fund may enter into an arrangement with such institution allowing the institution to process purchase orders or redemption requests for its customers with the Fund on an expedited basis, including requesting share redemptions by telephone. Although these arrangements might permit one to effect a purchase or redemption of Fund shares through the institution more quickly than would otherwise be possible, the institution may impose charges for its services. Those charges could constitute a significant portion of a smaller account, and might not be in a shareholder's best interest. Shares of the Fund may be purchased or redeemed directly from the Fund without imposition of any charges other than those described in the Prospectus.

         The Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.



                              HOW TO REDEEM SHARES

General

         You may redeem (sell) your shares at any time. The Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed redemption request (in accordance with the procedures described in "Redemption by Mail" or "Redemption by Telephone," below), except as described below. The redemption price per share is the net asset value determined as described under "Net Asset Value". Because net asset value fluctuates, the amount received upon redemption may be more or less than the amount paid for the shares. There is no redemption charge for mailed redemption checks.

         Where an investor requests wire payment, the Transfer Agent will normally wire the redemption proceeds the next business day by federal funds only to the bank and account designated on the Application to Buy Shares, or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank that is a member of the Federal Reserve System. The Transfer Agent currently charges a $20.00 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor's account.

         Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 11 business days.

         The Fund reserves the right to suspend or postpone redemption's during any period: (i) when trading on the New York Stock Exchange is restricted, (ii) when, as a result of an emergency, it is not reasonably practicable for the Fund to dispose of, or determine the fair market value of, its net assets or (iii) as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market declines, the Fund may notify the shareholder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the shareholder.

Redemption by Mail

         The Fund will redeem all or any part of shares owned upon written request delivered to the Fund at:

                             Ameristock Mutual Fund
                           Mutual Shareholder Services
                       1301 East Ninth Street- Suite 1005
                              Cleveland, Ohio 44114

         The redemption request must:

                  1 - Include your name and account number.

                  2 - Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed.

                  3 - Be signed by all owners exactly as their names appear on the account.

                  4 - Include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934 if (i) you change ownership of the account, (ii) you want the redemption proceeds sent to a different address from that registered on the account, (iii) the proceeds are to be made payable to someone other than the account owner(s), or (iv) the redemption request is for
                  $25,000 or more. Eligible guarantor institutions include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations clearing agencies, and savings associations. A notary public is not an eligible guarantor.

         In the case of shares being redeemed from an IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed; otherwise federal tax will automatically be withheld.

         In the case of shares registered in the name of a corporation or other legal entity, the redemption request should be signed in the name of the corporation or entity by an officer whose title is stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished.

Redemption by Telephone

         You may redeem shares by telephone by calling the Fund at (800) 394-5064. In order to use the telephone redemption procedure, a shareholder must have elected this procedure in writing, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent at least 15 days before the telephone redemption request. Neither the Fund nor the Transfer Agent will be responsible for the authenticity of telephone instructions and will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account. Furthermore, you agree to hold harmless and indemnify the Fund, the Transfer Agent, and any affiliated officers, employees, directors, and agents from any losses, expenses, costs or liabilities (including attorneys' fees) that may be incurred in connection with either the written or telephone redemption procedures.

         By electing the telephone redemption option, you may be giving up a measure of security that you might have if you were to redeem your shares in writing. For reasons involving the security of your account, you will be required to provide a password to verify authenticity before your instructions will be carried out, and the telephone transaction may be tape recorded.


                                 NET ASSET VALUE

         Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of the Fund is computed by dividing the value of the Fund's net assets by the total number of shares of the Fund outstanding. The Fund's investments are valued primarily on the basis of market quotations.


                              INVESTMENT MANAGEMENT

        The Fund has retained as its investment adviser The Ameristock Corporation (the "Adviser"), an investment management organization founded in 1995. The Adviser manages the investments of the Fund and is responsible for the overall management of the business affairs of the Fund. The Adviser's address is P.O. Box 6919, Moraga, California 94570.

        During the fiscal year ended June 30, 2000, the Adviser received from the Fund as compensation for its services an annual fee of 1% of the Fund's average net assets. Under the contract with the Adviser, the Fund pays an annual fee of 1% of average net assets for the first $100 million of assets and .75% of average net assets thereafter. The Adviser pays all of the operating expenses of the Fund except for brokerage, taxes, interest and extraordinary expenses.

        Nicholas D. Gerber, the President of the Adviser, has been the portfolio manager of the Fund since its inception in 1995. Previously, Mr. Gerber was an equity portfolio manager with Bank of America.

        Andrew Ngim, the Managing   Director  of  the  Advisor,   has  been  the
co-portfolio manager of the Fund since 2000. Previously, Mr. Ngim was a Benefits Consultant with PriceWaterhouseCoopers.


                               DIVIDENDS AND TAXES

         The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

         In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments on the Application to Buy Shares.

         If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

         The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

         Fund distributions may be both dividends and capital gains. Generally, distributions from the Fund are expected to be primarily capital gains distributions. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.


                                OTHER INFORMATION

         Fifth Third Bank (Fifth Third Center, Cincinnati, Ohio, 45263), has been retained to act as the custodian of the Fund's investments.

         Maxus Information Systems (dba Mutual Shareholder Services) 1301 East Ninth Street, Suite 1005, Cleveland, Ohio 44114, is the transfer agent of the Fund.

         McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected to serve as independent certified public accountants of the Fund.

         McDonald, Hopkins, Burke, & Haber, 2100 Bank One Center, 600 Superior Ave- E, Cleveland, OH 44114-2653, is legal counsel to the Fund and the Adviser.

                          AMERISTOCK MUTUAL FUND, INC.

         A Statement of Additional Information ("SAI") dated October 31, 2000 is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Fund at
(800) 394-5064 or visit the Fund's Internet site at http://www.ameristock.com.

         Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.


                  Ameristock Mutual Fund, Inc.
                           P.O. Box 6919
                           Moraga, California 94570


                  Investment Adviser
                           Ameristock Corporation
                           P.O. Box 6919
                           Moraga, California 94570


                  Custodian
                           Fifth Third Bank
                           Cincinnati, OH


                  Transfer Agent
                           Mutual Shareholder Services
                           Cleveland, Ohio


                  Legal Counsel
                           McDonald, Hopkins, Burke, & Haber Co., L.P.A. Cleveland, Ohio


                  Independent Auditor
                           McCurdy & Associates CPA's, Inc.
                           Westlake, Ohio


Investment Company Act File No. 811_09090

                            APPLICATION TO BUY SHARES

    Mail to:                                          Minimum Investments:
    Ameristock Mutual Fund       Initial:                          $1,000
    1301 East Ninth Street       Subsequent:                       $  100
    Suite 1005
    Cleveland, OH  44114

1.  Registration of Shares

    ----------------------                 --------------------------------
    Owner                                  Joint Owner

    ----------------------                 --------------------------------
    Address                                Social Security or Tax ID Number
                                          (        )
    ----------------------------           --------------------------------
    City        State        Zip           Daytime Phone Number

If more than one owner is listed above, then shares will be registered as joint tenants with right of survivorship and not as tenants in common, unless otherwise instructed.

2.  Investment Information

    This investment represents an:
    _Initial investment payable to: Ameristock Mutual Fund  Amount $
                                                                    ------------
    _Investment wired to account :                          Amount $
                                                                    ------------
3.  Dividend Options

All income dividends and capital gains distributions will be reinvested in additional shares as stated in the Prospectus unless the box below is checked.

       _Please pay all income dividends and capital gains distributions in cash.

4.  Taxpayer Information

    I am a U.S. Citizen                 [Yes]    [No]  (circle one)

The Internal  Revenue  Service (IRS)  requires each taxpayer to provide a Social
Security  or  Taxpayer   Identification   Number  and  to  make  the   following
certifications. I certify under penalty of perjury that:

            1)  The Social Security or Tax ID number stated above is correct.
            2)  I am not subject to backup withholding because:*

                   a- The IRS has not informed me that I am subject to backup withholding.
                   b- The IRS has notified me that I am no longer subject to backup withholding.

* If this statement is not true and you are subject to backup withholding, cross out Section 2

5.  Signature and Agreement

I/We, the undersigned, have received a copy of the current Prospectus of the Ameristock Mutual Fund and are purchasing Fund shares in accordance with its provisions. I/We further certify that the undersigned is of legal age and has full legal capacity to make this purchase. The purchase price shall be the net asset value next determined following receipt of the application by the Fund, if the application is accepted. This application cannot be processed unless accompanied by payment.



-------------------------------------              -----------------------------
Signature of Owner                                 Date

                          AMERISTOCK MUTUAL FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                OCTOBER 31, 2000


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Ameristock Mutual Fund, Inc. (the "Fund") dated October 31, 2000. To obtain a copy of the Fund's Prospectus, without charge, please write to the Fund at P.O. Box 6919, Moraga, CA 94570 or call (800) 394-5064.


                                TABLE OF CONTENTS


Investments and Risks........................................................A-2

Management Agreement.........................................................A-6

Management of the Fund ......................................................A-6

Ownership of Shares..........................................................A-7

Portfolio Turnover...........................................................A-8

Portfolio Transactions and Brokerage.........................................A-8

Share Redemptions............................................................A-8

Taxation of the Fund.........................................................A-9

Performance Information .....................................................A-9

Additional Information......................................................A-10

                              INVESTMENTS AND RISKS


Classification

         The Fund is a diversified, open-end management investment company.

Information on the Fund's Investments

         The Fund has an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities. The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading "Risk/Return Summary."

         Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

         Securities Lending. Securities lending allows the Fund to retain ownership of the securities loaned out, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will only be made to parties which have been rated within the two highest grades assigned by Standard & Poor's or Moody's, or which have been determined by the Investment Adviser to be of equivalent quality. Furthermore, securities will only be lent if, in the judgement of the Investment Adviser, the consideration to be earned from such loans justify the risk.

         The Investment Adviser understands that it is the current view of the Securities and Exchange Commission (SEC) staff that the Funds may engage in loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalent (e.g., U.S. Treasury bills or notes) from a borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or be entering into an alternative arrangement with the borrower.

         Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

         Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Investment Adviser determines the liquidity of the Fund's investments and, through reports from the Investment Adviser, the Board of Directors monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Investment Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). The Fund may not invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities.

         Foreign Exposure. The Fund may invest in (i) stocks of U.S. headquartered companies having substantial foreign operations or (ii) foreign stocks. These stocks involve certain inherent risks that are different from those of other companies, including political or economic instability of the foreign country or countries, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, these stocks may be subject to greater price fluctuations than securities of other companies.

         Options.  An  option on a  security  is a  contract  that  permits  the purchaser of the option, in return for the premium paid, the right to buy a specified security or index (in the case of a call option) or to sell a specified security or index (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The Fund may write a call or put option only if the option is "covered". This means so long as the Fund is obligated as the writer of a call option, it will hold the underlying security subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as on the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold.

         The Fund's purchase of a put option on a security might be designated to protect its holdings in the underlying instrument (or, in some cases a similar instrument) against substantial declines in the market value by giving the Fund the right to sell such instrument at the option exercise price. The Fund's purchase of a call option on a security or index might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income.
The sale of put options can also provide income.

         The value of the underlying securities on which the options may be written at any one time will not exceed 15% of the Fund's total assets. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of the Fund's total assets at the time of purchase.

         Even though the Fund will receive the option premium to help protect it against a loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

         Futures. The Fund's use of options and financial futures thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes. Typically, maintaining a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified asset (initial margin) which is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation or maintenance margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on a futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential variation or maintenance margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into offsetting transactions but there can be no assurance that the position can be offset prior to settlement at an advantageous price, not that delivery will occur.

         The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the value of the face amount of the open futures contracts and options thereon would exceed 25% of the Fund's total assets.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position was closed, which could result in a decrease in the Fund's net asset value. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption or normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Segregated Accounts. Futures contracts, options, and options on futures contracts require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

         Fixed Income Securities. The Fund may invest in fixed income securities (bank certificates of deposit, bank checking account, and U.S. Government and Agency obligations). All of the Fund's fixed income securities must be rated within the top three categories of safety according to rating service companies like Standard & Poor's, Moody's, Fitch, or Duff & Phelps at the time of the investment or, if not rated, must then be determined by the Investment Adviser to be of comparable quality. Fixed income securities prices fluctuate inversely with interest rate movements. The Fund intends to hold only short term fixed income instruments (less than 1 year) which should help alleviate price fluctuations. Other fixed income risk factors include default risk.

         Other Investment Companies. The Fund may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940. The Fund intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of the Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. To the extent that the Fund invests in other investment companies, an investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying investment companies in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

         Lending of Portfolio Securities. For incremental income purposes, the Fund may lend its portfolio securities constituting up to 30% of its net assets to U.S. or foreign banks or broker/dealers which have been rated within the two highest grades assigned by Standard & Poor's or Moody's or which have been determined by the Investment Adviser to be of equivalent quality. The Investment Adviser is responsible for monitoring compliance with this rating standard during the term of any securities lending agreement. With any loan of portfolio securities, there is a risk that the borrowing institution will fail to redeliver the securities when due. However, loans of securities by the Fund will be fully collateralized at all times by at least 100% of the current market value of the lent securities.

Policies

         Unless otherwise noted, whenever an investment policy states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such a standard or percentage will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment objectives and policies.

         The Fund's fundamental investment policies cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. The following are the fund's fundamental investment policies set forth in their entirety. The Fund may not:

                  1) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

                  2) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets at market to be invested in the securities of such issuer (other than obligations of the United States government and its instrumentalities);

                  3) purchase the securities of an issuer if, as a result the Fund would own more than 10% of the outstanding voting securities of such issuer;

                  4) issue senior securities, except as permitted under the Investment Company Act of 1940;

                  5) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including weekends or holidays) to the extent necessary to comply with the 33 1/3% limitation;

                  6) act as an underwriter of securities issued by others, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

                  7) make loans, although the Fund may invest in debt securities and lend portfolio securities;

                  8) invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund's net assets would be invested in such securities;

                  9) (a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities), (b) invest in oil, gas, or mineral exploration or development programs or leases, or (c) purchase securities on margin.

                  10) purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.

                  11) invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years operation (including predecessors).

                  12) invest more than 5% of its assets (valued at time of investment) in securities that are not marketable.

                  13) make loans, except the Fund may (i) purchase and hold debt securities in accordance with its investment objective and policies, and (ii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.

         The forgoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used in the Statement of Additional Information, a majority of the Fund's outstanding voting securities means the lessor of (a) more than 50% of the Fund's outstanding voting securities or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.


                              MANAGEMENT AGREEMENT

         The Fund employs the Investment Adviser to furnish advisory and other services. Under the Investment Adviser's contract with the Fund, the Investment Adviser acts as Investment Adviser and, subject to the supervision of the Board of Directors, directs the investments of the Fund in accordance with the Fund's investment objective, policies, and limitations. The Investment Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and compensates all officers of the Fund, all Directors who are "interested persons" of the Fund or the Investment Adviser, and all personnel of the Fund or of the Investment Adviser performing services relating to research, statistical, and investment activities.

         In addition, the Investment Adviser, subject to the supervision of the Board of Directors, provides the management and administration services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal and state law; developing management and shareholder services for the Fund; and furnishing reports, evaluations, and analysis on a variety of subjects to the Board of Directors.

         The Adviser pays all operating expenses of the Fund except for brokerage, taxes, interest, and extraordinary expenses (including, without limitation, litigation and indemnification costs and expenses).

         For  the  services  of  the  Investment  Adviser,   the  Fund  pays  as
compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's average net assets up to $100 million and .75% of average net assets thereafter.

         The Adviser may enter into an Affinity Credit Card Agreement (the "Credit Card Agreement") with a credit card issuer (the "Bank"). Under the Credit Card Agreement, the Adviser would solicit shareholders of the Fund to open affinity credit card accounts with the Bank, and the Bank would pay to the Adviser royalties based on net purchases charged to such accounts by participating shareholders. The fees payable to the Adviser in respect of each fiscal year would be reduced by the amount, if any, of royalties received by the Adviser under the Credit Card Agreement during the preceding fiscal year. Royalties based on net purchases charged by a shareholder of the Fund would indirectly benefit all shareholders of the Fund (including those who do not participate in the affinity card program) by reducing the expense ratio of the Fund in the fiscal year following the year of such purchases.

                             MANAGEMENT OF THE FUND

         The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the business address for each Director and Officer is P.O. Box 6919, Moraga, CA. 94570, which is also the address of the Investment Adviser. Those Directors who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with either the Fund or with the Investment Adviser are indicated by an asterisk (*).


                                                                 Principal Occupation for
Name and Age                         Position Held with Fund     Last Five Years
---------------------------------------------------------------------------------------------------------------
Nicholas D. Gerber*           (38)   Chairman and Director       President Ameristock Corporation,  Portfolio
                                                                 Manager of the Fund. Portfolio Manager with
                                                                 Bank of America  helping to manage over $250
                                                                 million in commingled and mutual fund
                                                                 accounts (1993-1995).

Howard Mah* EA, MBA           (36)   Director                    Tax and Financial Consultant in private
                                                                 practice (1995 to present). Tax and
                                                                 Financial Consultant with law firm of Office
                                                                 of Stephen M. Moskowitz (1989-1995).

Andrew Ngim*                  (40)   Director                    Managing Director, Ameristock Corporation,
                                                                 since 1999.  Benefits Consultant with
                                                                 PriceWaterhouseCoopers (1994-1999).

Stephen J. Marsh              (47)   Director                    Vice-President with FMV Opinions, Inc.
                                                                 (1998-Present). Managing Director, The
                                                                 Mentor Group (1991-1998).

Alev Efendioglu, PhD.         (58)   Director                    Professor of Management and Small Business
                                                                 Institute Director, McLaren School of
                                                                 Business, University of San Francisco
                                                                 (1977-Present).


         The Directors of the Fund who are employees or Directors of the Investment Adviser receive no remuneration from the Fund. Each of the other
Directors is paid $300 for each Board meeting they attend and is reimbursed for the expenses of attending meetings.


                               OWNERSHIP OF SHARES

         The following persons were known by the Fund to be holders of record or beneficially of 5% or more of the Fund as of June 30, 2000:

Name and Address                               Percentage Held
-------------------------------------          -------------------

National Financial*                            24%
200 Liberty Street
New York, NY  10281

Trust Company of America*                      11%

Charles Schwab*                                10%

National Investors Service Corp.*               9%
55 Water Street
New York, NY  10041

FTC&Co. Datalynx*                               6%
P.O. Box 173736
Denver, CO  80217

         * Shares held in "street name" for the benefit of others.

         As of June 30, 2000, all Officers and Directors as a group beneficially owned less than 1% of the outstanding shares of the Fund.


                               PORTFOLIO TURNOVER

          While it is difficult to predict,  the Investment Adviser expects that the annual  portfolio  turnover rate of the Fund will not exceed 100%. A greater
rate  may  be  experienced  during  periods  of  marketplace   volatility  which
necessitates  more active  trading.  A higher  portfolio  turnover rate involves greater  transaction  costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when  distributed.  For the fiscal year ending June 30, 2000,  1999,  1998 and 1997, the Fund's turnover was
31.1%,  9.2%, 11.9%, and 21.4%,  respectively.  Portfolio turnover was higher in the June 30,  2000  fiscal year due to higher  shareholder  redemptions  of Fund shares.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rate are made by the Investment Adviser. Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions.
There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

         In  selecting  a broker to execute  each  transaction,  the  Investment
Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified, determined in good faith by the Investment
Adviser, by other aspects of the portfolio execution services offered such as research, economic data, and statistical information about companies and industries, non-inclusive.


                                SHARE REDEMPTIONS

         The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; for any period during which an emergency exists as a result of (a) disposal by the Fund of securities owned by it is not reasonably practicable, or
(b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

         The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

         It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemption's in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares presented for redemption by any one shareholder up to 1% of the Fund's net assets in any 90 day period. Securities delivered in payment of redemption's are valued at the same value assigned to them in computing the net asset value per share.
Shareholders receiving such securities generally will incur brokerage costs on their sales.

                              TAXATION OF THE FUND

         The Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification as a regulated investment company will result in the Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

         Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes.


                             PERFORMANCE INFORMATION

         From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. The Fund may also compare its performance figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.
Examples include, but are not limited to, the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Price Index (the "S&P
500"), the various NASDAQ indices, and the Wilshire 5000. In addition, the Fund may compare its performance to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment
Technologies,  Inc., Morningstar,  Inc., Ibbotsen Associates,  Value Line Mutual
Fund Survey, and other independent organizations. Also, the Fund may refer to its ratings and related analysis supporting the ratings from these or other independent organizations.

         From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC- insured bank money market or certificate of deposit accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time advertising materials for the Fund may refer to, or include commentary by the Fund's portfolio manager, Nicholas D. Gerber, relating to his investment strategy, asset growth of the Fund, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, including information provided by the Social Security Administration, and may refer to the approximate number of then current Fund shareholders.

         The Fund may compare its performance to various capital markets such as common stocks, long-term government bonds, Treasury bills, and the U.S. rate of inflation as these figures are provided by Ibbotsen Associates and other independent organizations. The Fund may also use the performance of these capital markets in order to demonstrate general risk versus reward investment scenarios. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

         The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares may be more or less than their original cost.

         Total returns quoted in  advertising  reflect all aspects of the Fund's
return   including  the  effect  of  reinvesting   dividends  and  capital  gain
distributions, and any change in the Fund's net asset value per share (NAV) over the period.  Average annual returns are calculated by determining  the growth or decline  in value of a  hypothetical  historical  investment  in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have  produced  the same  result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would  produce an average  annual total return of 7.18%,  which is the steady annual rate of return that would equal 100% growth on a compounded  basis in ten years.  While average annual returns are a convenient  means of comparing investment alternatives, the Fund's performance is not consistent over time, but changes from year to year, and that average annual returns  represent figures as opposed to the actual  year-to-year  performance  of the Fund.  The  formula for determining annual average total return expressed as a percentage is:

                  T = (ERV/P) 1/n - 1
                    Where:
                         T   = average annual total return
                         P   = a hypothetical initial investment of $1,000
                         n   = number of years.
                         EVR = ending redeemable value: ERV is the value, at the
                               end of the applicable period, of a hypothetical
                               $1,000 investment made at the beginning of the
                               applicable period.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage change or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their component parts of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contribution to total return.


                             ADDITIONAL INFORMATION

         The Ameristock Mutual Fund, Inc. is an open-end management investment company organized as a Maryland corporation on June 15, 1995. The Fund's
Articles of Incorporation authorizes the Board of Directors to issue up to 100 million shares of common stock, par value $.005 per share. Each share of the Fund has equal voting, dividend, distribution and liquidation rights. In the event that the Ameristock Corporation ceases to be the investment advisor, the right of the Fund to use the identifying name "Ameristock" may be withdrawn.

         Fifth Third Bank, Cincinnati, Ohio, is the custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of sub-custodians and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Investment Adviser, its Officers and Directors, and the Fund's Directors may from time to time have transactions with various banks, including banks servings as custodians for assets advised by the Investment
Adviser. There have been no transactions of this sort to date with the Custodian.

         The Financial Statements of the Fund as of June 30, 2000 included in this Statement of Additional Information have been so included in reliance on the report of McCurdy & Associates CPAs, Inc., independent certified public accountant, given on the authority of said firm as experts in accounting and auditing.

















                          INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Directors
Ameristock Mutual Fund:

         We have audited the accompanying statement of assets and liabilities of
Ameristock Mutual Fund, including the schedule of portfolio  investments,  as of
June 30, 2000, and the related  statement of operations for the year then ended, the  statement  of  changes in net  assets  for the two years  then  ended,  and financial  highlights  for each of the four years then ended and the period from
August 1, 1995  (commencement of operations) to June 30, 1996 in the period then
ended.   These   financial   statements   and  financial   highlights   are  the
responsibility  of the Fund's  management.  Our  responsibility is to express an opinion on these  financial  statements  and financial  highlights  based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the four years then ended and for the period from August 1, 1995 (commencement of operations) to June 30, 1996 in the period then ended, in conformity with generally accepted accounting principles.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio
July 21, 2000





                             AMERISTOCK MUTUAL FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2000

                                                                                MARKET
INDUSTRY                       COMPANY                 SYMBOL    SHARES          VALUE
Automotive         5.90%       Ford Motor Co.             F      68,610     $2,950,230
                               General Motors Corp.       GM     37,220     $2,161,104

Banking           19.18%       Bank of America            BAC    69,177     $2,974,611
                               CitiGroup                  C      43,362     $2,612,560
                               First Union                FTU   115,000     $2,853,495
                               PNC Financial Services     PNC    87,700     $4,110,937
                               Washington Mutual, Inc.    WMT   141,000     $4,071,375

Entertainment      0.32%       Disney Co. (Walt)          DIS     7,070       $274,407

Capital Goods      2.82%       Boeing Co.                 BA     12,860       $537,715
                               Caterpillar                CAT    36,900     $1,249,987
                               General Electric           GE     12,300       $651,900

Chemicals &        3.55%       Du Pont de Nemours & Co.   DD     35,600     $1,557,500
Fertilizer                     Dow Chemical               DOW    50,280     $1,517,852

Consumer Staples  12.58%       Coca-Cola Co.              KO      8,380       $481,330
                               McDonalds Corp.            MCD    48,600     $1,600,786
                               Philip Morris              MO     95,910     $2,547,657
                               Pepsico                    PEP    50,960     $2,264,560
                               Proctor & Gamble Co.       PG      4,600       $263,350
                               Sara Lee Corp.             SLE   193,800     $3,742,859

Diversified        1.77%       Minnesota Mining & Mfg.    MMM    18,560     $1,531,200

Electronics        5.09%       Visteon*                   VC      8,983       $108,421
                               Agilent*                   A       1,029        $75,888
                               Hewlett Packard Co.        HWP     2,700       $337,162
                               International Business
                               Machines                   IBM    31,600     $3,462,190
                               Intel Corp.                INTC    3,180     $  425,127

Financial-Other    8.78%       Associates First
                               Capital Corp.              AFS   147,658     $3,294,692
                               Fannie Mae                 FNM    67,170     $3,505,467
                               Merrill Lynch              MER     7,000       $805,000


Healthcare        10.04%       Abbott Labs                ABT    53,560     $2,386,794
(Products)                     American Home Products     AHP    30,000     $1,762,500
                               Bristol Myers Squibb       BMY    27,440     $1,598,380
                               Johnson & Johnson          JNJ     6,340       $645,887
                               Merck & Co.                MRK    20,940     $1,604,527
                               Pfizer, Inc.               PFE    14,680       $704,640





                             AMERISTOCK MUTUAL FUND


                                      A-15


                             AMERISTOCK MUTUAL FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2000

                                                                                MARKET
INDUSTRY                       COMPANY                 SYMBOL    SHARES          VALUE
Insurance            5.65%     Allstate Corp.             ALL   150,000     $3,337,500
                               American International
                               Group                      AIG    13,302     $1,562,985

Oil & Gas            5.92%     BPAmoco (ADR=s)            BPA     8,408       $475,581
                               Chevron                    CHV    24,500     $2,077,918
                               ExxonMobil                 XOM     7,600       $596,600
                               Texaco                     TX     37,200     $1,980,900

Retailing            5.57%     Home Depot, Inc.  HD              11,595       $579,031
                               Sears Roebuck & Co.        S     112,000     $3,654,000
                               Wal-Mart Stores            WMT    10,300       $593,537

Software             0.35%     Microsoft Corp.*           MSFT    3,780       $302,400

Telecommunications   9.20%     Bell Atlantic Corp.        BEL    27,140     $1,379,064
                               Bellsouth Corp.            BLS    22,900       $976,112
                               GTE Corp.                  GTE    47,270     $2,942,557
                               SBC Communications         SBC    56,143     $2,428,284
                               AT&T Corp.                 T       7,475       $236,318
                                                                           -----------

Total Common Stocks 96.69%     (Cost $89,204,296.00)                       $83,794,877
                                                                           -----------
Total Investments                                                          $83,794,877

Other Assets
 Less Liabilities    3.31%                                                  $2,865,024

NET ASSETS: 100%  Equivalent to $34.76 per share on $2,492,812

                  Shares of Capital Stock Outstanding                      $86,659,901

* Non-Income Producing



     The accompanying notes are an integral part of the financial statements

                             Ameristock Mutual Fund
                             Statement of Operations
                            Year Ending June 30, 2000


Investment Income:

         Dividends                                                 $  2,250,089
         Interest                                                  $    252,568
         Other                                                     $      3,020
                                                                   -------------

Total Investment Income                                            $  2,505,677

Expenses:

         Management Fee                                            $    991,317

         Total Expenses                                            $    991,317

Net Investment Income                                              $  1,514,360

Realized and Unrealized Gain on Investments

Net Realized Gain (Loss) on Investments                            $  4,021,324
Net Change in Unrealized Appreciation
(Depreciation) on Investments                                      $(17,951,640)
                                                                   -------------
Net Realized and Unrealized Gain (Loss)
      on Investments                                               $(13,930,316)

Net Increase (Decrease) in Net Assets
Resulting from Operations                                          $(12,415,956)



                     The accompanying notes are an integral
                        part of the financial statements

Ameristock Mutual Fund
Statement of Changes in Net Assets
                                                     July 1, 1999 to         July 1, 1998 to
                                                     Jun 30 ,2000            June 30, 1999

From Operations:
         Net Investment Income                        $   1,514,360            $    593,492
         Net Realized Gain (Loss)                     $   4,021,324            $  1,089,201
         Net Change in Unrealized Appreciation
         (Depreciation) on Investments                $ (17,951,640)           $  9,418,848
                                                     ---------------          --------------
                                                      $ (12,415,956)           $ 11,101,541

Distributions to Shareholders:
         Ordinary Income                              $  (1,171,494)           $   (238,477)
         Capital Gains                                $    (947,523)           $   (215,071)
                                                     ---------------          --------------
                                                      $  (2,119,017)           $   (453,548)

From Capital Share Transactions:
         Proceeds from 2,591,686 Shares Issued        $  94,364,171            $124,983,101
         Net Asset Value of 41,627 Shares Issued
           from Reinvestment of Dividends             $   1,466,911            $    306,145
         Cost of 3,075,221 Shares Redeemed            $(108,781,081)           $(34,545,669)
                                                     ---------------          --------------
                                                      $ (12,949,999)           $ 90,743,577

Net Increase/Decrease in Net Assets                   $ (27,484,972)           $101,391,570
Net Assets at Beginning of Period                     $ 114,144,873            $ 12,753,303
                                                     ---------------          --------------

Net Assets at End of Period (including
     Undistributed Net Investment Income
     of $767,553 and $424,487 respectively)           $  86,659,901            $114,144,873


The accompanying notes are an integral
part of the financial statements


Ameristock Mutual Fund
Financial Highlights

Selected Data for a Share
of Common Stock                     Jul 1, 99 to     Jul 1, 98 to      Jul 1, 97 to     Jul 1, 96 to      Aug 31, 95 to
Outstanding Throughout              30-Jun-00        30-Jun-99         30-Jun-98        30-Jun-97         30-Jun- 96 (1)
the Period
Net Asset Value at
Beginning of Period                 $38.89           $31.48            $25.06           $19.03            $15.00
Net Investment Income               $ 0.5            $ 0.44            $ 0.41           $ 0.52            $ 0.43

Net Gains (Losses)
on Securities- Realized
  and Unrealized                    $(3.92)          $ 7.41            $ 7.26           $ 5.94            $ 3.78
                                    -------          -------           -------          -------           -------
Total From Investment
   Operations                       $35.52           $39.33            $32.73           $25.40            $19.21

Dividend Distribution
Net Investment Income               $(0.42)          $(0.22)           $(0.42)          $(0.39)           $(0.18)
Capital Gains                       $(0.34)          $(0.22)           $(0.83)          $(0.04)           $    -
                                    -------          -------           -------          -------           -------
Total Distributions                 $(0.76)          $(0.44)           $(1.25)          $(0.43)           $(0.18)
Net Asset Value at End of Period    $34.76           $38.89            $31.48           $25.06            $19.03

Total Return                         -8.67%           24.94%            30.61%           33.95%            33.70%*

Ratios/ Supplemental Data
Net Assets End of Period (millions) $86.66          $114.14            $12.75           $ 6.64            $ 2.23
Ratio of Expenses to Average
Net Assets
Prior to Reimbursement                0.99%            0.96%             0.95%            1.06%             0.90%(1)*
After Reimbursement                   0.99%            0.94%             0.90%            0.56%             0.00% *
Ratio of Net Income to
Average Net Assets
Prior to Reimbursement                1.51%            1.20%             1.43%            1.89%             1.47% *
After Reimbursement                   1.51%            1.22%             1.48%            2.39%             2.90%(1)*
Portfolio Turnover Rate              31.13%            9.22%            11.85%           21.48%             7.43%

(1)  From Inception of Investment Activity (8/31/95)
* Annualized


     The accompanying notes are an integral part of the financial statements

                             AMERISTOCK MUTUAL FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2000


         1.       SIGNIFICANT ACCOUNTING POLICIES

         The Fund is a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share. Significant accounting policies of the Fund are presented below:

         SECURITY VALUATION

         Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.

         Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors. Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

         INCOME TAXES

         It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


         2.       INVESTMENT ADVISORY AGREEMENT

         The Fund has entered into an investment advisory and administration agreement with Ameristock Corporation. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's net assets for the first $100 million of net assets and .75% of net assets thereafter. The Investment Advisor pays all operating expenses of the Fund except for taxes, interest, brokerage commissions and extraordinary litigation expenses. The advisor received management fees of $991,317 during the 12 months ending June 30, 2000. During the Fund's initial year, the Advisor had paid all Fund expenses.

         3.       RELATED PARTY TRANSACTIONS

         Certain owners of Ameristock Corporation are also owners and/or directors of Ameristock Mutual Fund. These individuals may receive benefits from any management fees paid to the Advisor. 24% of the Fund's stock is controlled by National Financial Services Corp. 11% of the Fund's stock is controlled by Trust Company of America. 10% of the Fund's stock is controlled by Charles Schwab & Co. 9% of the Fund is controlled by National Investors Services Corp. 6% of the Fund's stock is controlled by FTC & Company. All of the preceding companies are unrelated to the Fund or Ameristock Corp. The preceding companies may be deemed as controlling persons.


         4.       CAPITAL STOCK AND DISTRIBUTION

         At June 30, 2000, 100 million shares of capital stock ($.005 par value) were authorized, and paid-in capital amounted to $87,173,291. Transactions in common stock were as follows:


         Shares sold                        2,591,686
         Shares issued to shareholders in
         reinvestment of dividends             41,627
                                            2,633,313

         Shares redeemed                   (3,075,221)
         Net increase                     (   441,908)
         Shares Outstanding:
         Beginning of period                2,934,721
         End of period                      2,492,812


         5.       PURCHASES AND SALES OF SECURITIES

         During the twelve months ended June 30, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $29,354,873 and $34,076,018 respectively.


         6.       FINANCIAL INSTRUMENTS DISCLOSURE

         There are no reportable financial instruments that have any off-balance sheet risk as of June 30, 2000.


         7.       SECURITY TRANSACTIONS

         For Federal income tax purposes, the cost of investments owned at June 30, 2000was the same as identified cost.

         At June 30, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                           Net Appreciation

         Appreciation      (Depreciation)            (Depreciation)
         $8,265,216        $(13,674,635)             $(5,409,419)


         8        DISTRIBUTIONS

         During the 12 months ended June 30, 2000, distributions of $1,171,494 were paid from net investment income and $947,523 were paid from realized short and long term capital gains.

                            PART C. OTHER INFORMATION

Item 23.         Exhibits.

(1)              Articles of Incorporation*

(2)              By-Laws*

(5)              Investment Advisory Agreement**

(8)              Custodian Agreement**

(9)              (i)  Administrative and Fund Accounting Agreement**

                 (ii)  Transfer Agent Agreement**

(10)             Opinion and consent**

(11)             Consent of Independent Certified Public Accountants

(13)             Investment Representation Letters**

(27)             Financial Data Schedule

Item 24.         Persons Controlled by or under Common Control with Registrant.
                 Not applicable.

Item 25.         Indemnification.

                 The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporation and Associations of Article of the General Corporation Law of the State of Maryland (Maryland Law) controlling the indemnification of directors and officers.

                 The general effect of these statutes is to protect directors, officers, employees and agents of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation, and for those brought on behalf of the corporation, in each case place conditions under which indemnification will be permitted, including requirements that the indemnified person acted in good faith. Under certain condition, payment of expenses in advance of final disposition may be permitted. The Articles of Incorporation of the Registrant make the indemnification of its directors, officers, employees and agents mandatory subject only to the conditions and limitations imposed by the applicable provisions of the Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 (the 1940 Act) as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

                 In referring in its Articles of Incorporation to, and making indemnification of directors subject the conditions and limitations of, both the applicable provisions of the Maryland Law and Section 17(h) of the 1940 Act, the Registrant intends conditions and limitations on the extent of the indemnification of directors and officers imposed by the provisions of either the Maryland Law or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its Articles of Incorporation to SEC Release No. IC-11330 as the source for interpretation and implementation of said
                 Section 17(h), the Registrant understands that it would be required under its Articles of Incorporation to use reasonable and fair means in determining whether indemnification of a director or officer should be made and undertakes to use either
                 (1) a



*        Filed with initial Registration Statement in 1995.

*        Filed with Post-Effective Amendment No. 1 in 1996
                 final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (indemnitee) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office (disabling conduct) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorney's fees or other expenses incurred by a director or officer in his or her defense only if (in addition to his or her undertaking to repay the advance if he or she is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his or her advances, or (3) a majority of a quorum of the non-interested , non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                 Insofar as indemnification for liability arising under the Securities Act of 1933 (the 1933 Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the
                 Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.         Business and Other Connections of Investment Adviser

                 The description of the Investment Adviser under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                 Ameristock Corporation may also act as investment adviser to entities and individuals which are not registered investment companies and as a subadviser to a registered investment company.


Item 27.         Principal Underwriters

                 Not Applicable.

Item 28.         Location of Accounts and Records.

                 The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the physical possession of Registrant, Registrant's Custodian and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (4), (5), (6), (7), (9), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant; the documents required to be maintained by paragraphs (1),
                 (2)(i-iii), (8) and (12) of Rule 31a-1(b) will be maintained by Registrant's Administrator; and all other records will be maintained by the Registrant's Custodian.


Item 29.         Management Services

                 Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly organized, in the City of Moraga and State of California on the 23rd day of October, 2000. Registrant certified that this Amendment meets all of the requirements for effectiveness under Rule 485(b) of the Securities and Exchange Commission.

                                                THE AMERISTOCK MUTUAL FUND, INC.




                                                By:    /s/ Nicholas D. Gerber
                                                   ----------------------------
                                                   Nicholas D. Gerber
                                                   Chairman and Director


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signatures                     Title                          Date

  /s/ Nicholas D. Gerber             Director                   October 23, 2000
---------------------------
Nicholas D. Gerber

   /s/ Andrew Ngim                   Director                   October 23, 2000
---------------------------
Andrew Ngim

   /s/ Howard Mah                    Director                   October 23, 2000
---------------------------
Howard Mah

   /s/ Alev Efendioglu               Director                   October 23, 2000
---------------------------
Alev Efendioglu

   /s/ Stephen J. Marsh              Director                   October 23, 2000
---------------------------
Stephen J. Marsh

                                   Exhibit 11

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated July 21, 2000 in Ameristock Mutual Fund's Post-Effective Amendment Number 6 and to all references to our firm included in or made a part of this Post-Effective Amendment.


McCurdy & Associates CPA's, Inc.
October 18, 2000

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